FORM 8-A


                        SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC 20549

                               --------------------


                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                           UNITED FINANCIAL MORTGAGE CORP.
              (Exact name of registrant as specified in its charter)


            ILLINOIS                                   36-3440533
 (State of incorporation or organization)   (IRS Employer Identification No.)


          600 ENTERPRISE DRIVE, SUITE 206, OAK BROOK, ILLINOIS 60523
             (Address of principal executive offices) (Zip Code)

 Securities to be registered pursuant to Section 12(b) of the Act:

   Title of each class                      Name of each exchange on which
   to be so registered                      each class is to be registered

   COMMON STOCK                                           AMEX
   UNDERWRITER'S WARRANT                                  AMEX

 Securities to be registered pursuant to Section 12(g) of the Act:

                                  NOT APPLICABLE

 Securities Act registration statement file number to which this form relates:

                                  333-27037


 If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

 If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following Box. [ ]


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


                  INFORMATION REQUIRED IN REGISTRATION STATEMENT

   ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

           The description of the Registrant's shares of Common Stock and the Underwriter's Warrant (the "Securities") to be registered hereunder are incorporated by reference from the Description of the Securities contained in the Prospectus included in the Registrant's Registration Statement on Form SB-2 (Commission File No. 333-27037), originally filed on May 14, 1997, as it has subsequently been amended (the "Registration Statement"). Additionally, this statement will incorporate by reference the Description of the Securities contained in any prospectus or prospectus supplement related to the Securities that is subsequently filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended.


   ITEM 2.  EXHIBITS.

           The information required by this Item 2 is incorporated by reference to the Exhibits to the Registration Statement File (Commission File No. 333-27037) as follows:

 (a) The Registrant's Articles of Incorporation, as filed as Exhibit 3(i) to the Registration Statement;

 (b)    The  Registrant's  By-laws,   as  filed  as  Exhibit  3(ii)  to   the
        Registration Statement;

 (c)    The  Registrant's Specimen  Common  Stock Certificate,  as  filed  as
        Exhibit 1. to the Registration Statement;

 (d) The Registrant's Underwriter's Warrant, as filed as Exhibit 1. to the Registration Statement;


                                     SIGNATURE

           Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration
 Statement to be signed on its behalf by the undersigned, thereto duly authorized, on this 5th day of September, 2002.


                                       UNITED FINANCIAL MORTGAGE CORP.
                                       By: /s/ Steve Khoshabe
                                           ------------------------------
                                           Steve Khoshabe, Executive Vice
                                           President and Chief Financial
                                           Officer.


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